SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report:	January 23, 2004

Date of Earliest Event Reported:	January 22, 2004

SIGNATURE LEISURE, INC.
(Exact Name of Registrant as Specified in its Charter)

Colorado
(State of Organization)

50-0012982
(I.R.S. Employer Identification No.)

Commission File Number 000-49600

1111 N. Orlando Avenue
Winter Park, Florida 32789
(Address of Principal Executive Offices)

Registrants Telephone Number (including area code): (407) 970-8460

(Former Name and Address of Registrant)

Signature Leisure, Inc.

Report on Form 8-K

ITEM 5. OTHER EVENTS

Thursday, January 22, 2004
Company Press Release
Source: Signature Leisure, Inc.

SIGNATURE LEISURE, INC. ANNOUNCES SIGNATURE AUTO

22 January 2004, 4:45pm ET

Winter Park, FL -- (BUSINESS WIRE) -- January 22, 2004 -- Signature Leisure, Inc. (OTC BB: SGLI) announced today that it has received a license to operate as an independent dealer in motor vehicles from the State of Florida’s Department of Highway Safety and Motor Vehicles. Additionally, Signature Leisure, Inc. has registered with the State of Florida to enable the Company to use the name “Signature Auto” to conduct business operations within the State of Florida.

Signature Leisure, Inc. d.b.a Signature Auto announced that it has leased approximately 6,000 square feet of office and warehouse space as well as parking space adjacent to the building of approximately 7,500 square feet. The Company intends to operate an automobile dealership showcasing affordable pre-owned cars, trucks and sport utility vehicles. The Company’s dealership is located at 1111 North Orlando Ave, Winter Park, Florida 32789.

While Signature Leisure, Inc. has continued to pursue a business plan of identifying profitable clinical day spa and salons for potential acquisitions, the Company identified a business opportunity in which the Company felt it could begin generating revenues through means of an automobile dealership featuring pre-owned vehicles.

Stephen Carnes, CEO of Signature Leisure, Inc. stated, “It is my hope that Signature Leisure, Inc. investors will have an appreciation for our decision to have the Company enter into the pre-owned vehicle marketplace. While the operations of Signature Auto are somewhat outside the scope of our original business strategy of the spa and salon industry, I believe that the decision to open an auto dealership will enable the Company to begin generating revenues at a relatively low cost of entry to doing business.”

Additionally, Carnes stated, “While continuing to pursue opportunities in the spa and salon industry, the Company felt it necessary to find a more expeditious means of starting to generate revenues. I believe that opening the auto dealership will assist the company to expedite the generation of revenues for the Company. The Company has brought onboard an individual with the experience and talent to operate Signature Auto, this will enable me as CEO of the Signature Leisure, Inc. to continue to focus on the broader goals and operations of the entire Company.”

About Signature Leisure, Inc. (OTC BB: SGLI)

Signature Leisure, Inc. is a publicly traded company trading on the OTC Bulletin Board under the symbol SGLI. The Company has been pursuing a business plan to identify profitable clinical day spa and salon locations for potential acquisitions and/or build-out. More recently the Company announced the opening of an auto dealership in Central Florida.

For up to date corporate information about Signature Leisure, Inc., contact Stephen W. Carnes at 407-970-8460, info@signatureleisure.com

Signature Leisure, Inc.

Report on Form 8-K

This press release contains certain "forward-looking" statements, as defined in the United States Private Securities Litigation Reform Act of 1995 that involve a number of risks and uncertainties. Statements, which are not historical facts, are forward-looking statements. The Company, through its management, makes forward-looking public statements concerning its expected future operations, performance and other developments. Such forward-looking statements are necessarily estimates reflecting the Company's best judgment based upon current information and involve a number of risks and uncertainties, and there can be no assurance that other factors will not affect the accuracy of such forward-looking statements. It is impossible to identify all such factors, factors that could cause actual results to differ materially from those estimated by the Company. They include, but are not limited to, the Company's ability to develop operations, the Company’s ability to consummate and complete an acquisition, the Company’s access to future capital, the successful integration of acquired companies, government regulation, managing and maintaining growth, the effect of adverse publicity, litigation, competition and other factors that may be identified from time to time in the Company's public announcements.

Contact:
Signature Leisure, Inc. – Winter Park, FL
Stephen W. Carnes, 407-970-8460
info@signatureleisure.com

Signature Leisure, Inc.

Report on Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be singed on its behalf by the undersigned hereunto duly authorized.

Signature Leisure, Inc
Registrant

By:	\s\ Stephen W. Carnes
Stephen W. Carnes, President and Chief Executive Officer

Dated: January 23, 2004